                                EXHIBIT 10.105

              AGREEMENT FOR THE PURCHASE AND SALE OF PROPERTY FOR

                              THE LUCENT BUILDING

                          PURCHASE AND SALE AGREEMENT


                                      FOR


                                200 LUCENT LANE

                              CARY, NORTH CAROLINA


                            LUCENT TECHNOLOGIES INC.

                                     SELLER


                                       TO


                       WELLS OPERATING PARTNERSHIP, L.P.

                                     BUYER



                        DATE: as of September __, 2001

                                    * * * *


     The mailing, delivery or negotiation of this Agreement by Seller or its agent or attorney shall not be deemed an offer by Seller to enter into any transaction or to enter into any other relationship, whether on the terms contained herein or on any other terms. This Agreement shall not be binding upon Seller, nor shall Seller have any obligations or liabilities or Buyer any rights with respect thereto, or with respect to the Property, unless and until Seller has executed and delivered this Agreement. Until such execution and delivery of this Agreement, Seller may terminate all negotiation and discussion of the subject matter hereof, without cause and for any reason, without recourse or liability.

                                    * * * *

                               TABLE OF CONTENTS

                                                                                                                             Page
                                                                                                                             ----
ARTICLE 1.  DEFINITIONS...................................................................................................    1
            -----------

ARTICLE 2.  TERMS OF SALE.................................................................................................    6
            -------------
     Section 2.1.  Purchase Price.........................................................................................    6
                   --------------
     Section 2.2.  Down Payment...........................................................................................    6
                   ------------
     Section 2.3.  Payment of Purchase Price..............................................................................    7
                   -------------------------
     Section 2.4.  Buyer's Right to Terminate.............................................................................    7
                   --------------------------

ARTICLE 3.  CLOSING.......................................................................................................    8
            -------
     Section 3.1.  Closing................................................................................................    8
                   -------
     Section 3.2.  Seller's Closing Obligations...........................................................................    8
                   ----------------------------
     Section 3.3.  Buyer's Closing Obligations............................................................................    9
                   ---------------------------

ARTICLE 4.  TITLE.........................................................................................................    9
            -----
     Section 4.1.  Title Commitment.......................................................................................    9
                   ----------------
     Section 4.2.  Seller's Right to Extend Closing.......................................................................   10
                   --------------------------------
     Section 4.3.  Limitation on Seller's Title Obligations...............................................................   10
                   ----------------------------------------
     Section 4.4.  Buyer's Right to Accept Title..........................................................................   10
                   -----------------------------
     Section 4.5.  Seller's Failure to Perform............................................................................   10
                   ---------------------------

ARTICLE 5.  SELLER'S RIGHT TO REMOVE FF&E.................................................................................   11
            -----------------------------
     Section 5.1.  Seller's Right to Remove FF&E..........................................................................   11
                   -----------------------------
     Section 5.2.  Sale to Buyer of Remaining FF&E........................................................................   12
                   -------------------------------
     Section 5.3.  Modular Office Furniture...............................................................................   12
                   ------------------------

ARTICLE 6.  BUYER'S RIGHTS OF ACCESS AND INFORMATION......................................................................   13
            ----------------------------------------
     Section 6.1.  Buyer's Access Prior to Closing........................................................................   13
                   -------------------------------
     Section 6.2.  Buyer's Access to Plans and Due Diligence Material.....................................................   14
                   --------------------------------------------------
     Section 6.3.  Buyer's Indemnity......................................................................................   15
                   -----------------

                                      (i)

                                                                                                                        Page
                                                                                                                        ----
     Section 6.4.  Buyer's Insurance..................................................................................   15
                   -----------------
     Section 6.6.  Environmental Reports..............................................................................   15
                   ---------------------
     Section 6.7.  Environmental Inspection...........................................................................   16
                   ------------------------
     Section 6.8.  Survival...........................................................................................   17
                   --------

ARTICLE 7.  REPRESENTATIONS AND WARRANTIES............................................................................   17
            ------------------------------
     Section 7.1.  Seller's Representations...........................................................................   17
                   ------------------------
     Section 7.2.  Property to be Sold "As Is"........................................................................   21
                   ---------------------------
     Section 7.3.  Buyer's Representations............................................................................   22
                   -----------------------
     Section 7.4.  Survival of Representations and Warranties and No Third Party Beneficiaries........................   22
                   ---------------------------------------------------------------------------

ARTICLE 8.  ADJUSTMENTS AND EXPENSES..................................................................................   23
            ------------------------
     Section 8.1.  Seller's Expenses..................................................................................   23
                   -----------------
     Section 8.5.  Tax Adjustment.....................................................................................   24
                   --------------

ARTICLE 9.  FIRE AND OTHER CASUALTY...................................................................................   25
            -----------------------
     Section 9.1.  Seller's Obligation to Insure......................................................................   25
                   -----------------------------
     Section 9.2.  Buyer's Elections Upon Casualty....................................................................   25
                   -------------------------------
     Section 9.3.  Buyer's Election to Repair.........................................................................   26
                   --------------------------
     Section 9.4.  Purchase Price Unaffected..........................................................................   26
                   -------------------------

ARTICLE 10.  CONDEMNATION.............................................................................................   26
             ------------
     Section 10.1.  Taking of Less than Substantial Part..............................................................   26
                    ------------------------------------
     Section 10.2.  Taking of Substantial Part........................................................................   27
                    --------------------------

ARTICLE 11.  BROKERS..................................................................................................   27
             -------
     Section 11.1.  Brokers...........................................................................................   27
                    -------

ARTICLE 12.  CONFIDENTIALITY AND USE OF NAME..........................................................................   28
             -------------------------------
     Section 12.1.  Confidentiality...................................................................................   28
                    ---------------
     Section 12.2.  Use of Lucent Name................................................................................   28
                    ------------------


                                     (ii)

                                                                                                                        Page
                                                                                                                        ----
     Section 12.3.  Press Release.....................................................................................   29
                    -------------
     Section 12.4.  Survival of Seller's and Buyer's Obligations......................................................   29
                    --------------------------------------------

ARTICLE 13.  ATTORNEYS' FEES..........................................................................................   29
             ---------------
     Section 13.1.  Attorneys' Fees...................................................................................   29
                    ---------------

ARTICLE 14.  RECORDATION AND ASSIGNMENT...............................................................................   29
             --------------------------
     Section 14.1.  Recordation and Assignment........................................................................   29
                    --------------------------

ARTICLE 15.  MERGER OF CONTRACT.......................................................................................   30
             ------------------
     Section 15.1.  Merger............................................................................................   30
                    ------

ARTICLE 16.  APPLICABLE LAW...........................................................................................   30
             --------------
     Section 16.1.  Applicable Law....................................................................................   30
                    --------------

ARTICLE 17.  [Intentionally Deleted]..................................................................................   30


ARTICLE 18.  EXCHANGE OF PROPERTIES...................................................................................   31
             ----------------------
     Section 18.1.  Exchange of Properties............................................................................   31
                    ----------------------

ARTICLE 19.  MISCELLANEOUS............................................................................................   32
             -------------
     Section 19.1.  Entire Agreement..................................................................................   32
                    ----------------
     Section 19.2.  All Amendments in Writing.........................................................................   32
                    -------------------------
     Section 19.4.  Counterparts......................................................................................   32
                    ------------
     Section 19.5.  Origination Of Document...........................................................................   32
                    -----------------------
     Section 20.1.  Notices...........................................................................................   33
                    -------
EXHIBIT A  The Land...................................................................................................   A-1

EXHIBIT B  Escrow Agreement...........................................................................................   B-1

EXHIBIT C  Permitted Exceptions.......................................................................................   C-1

EXHIBIT D  Certificate of Nonforeign Transfer.........................................................................   D-1

EXHIBIT E  Bill of Sale...............................................................................................   E-1

EXHIBIT F  Violations.................................................................................................   F-1

EXHIBIT G  Environmental Reports......................................................................................   G-1


                                     (iii)

                                                                                                                         Page
                                                                                                                         ----
EXHIBIT H  Assignment Agreement.......................................................................................   H-1

EXHIBIT I  Lucent Lease...............................................................................................   I-1

EXHIBIT J  Seller's Affirmation of Representations and Warranties.....................................................   J-1

EXHIBIT K  Contracts..................................................................................................   K-1

EXHIBIT L  Buyer's Affirmation of Representations and Warranties......................................................   L-1

EXHIBIT M  Declarant Estoppel.........................................................................................   M-1

EXHIBIT N  Waiver of Right of First Purchase and Approval of Recombination Plat.......................................   N-1

EXHIBIT O  Modular Office Furniture...................................................................................   O-1

                                     (iv)

                          PURCHASE AND SALE AGREEMENT
                          ---------------------------


          This Purchase and Sale Agreement (the "Agreement") is dated as of September _____, 2001, by and between LUCENT TECHNOLOGIES INC., a Delaware corporation, having its principal office at 600 Mountain Avenue, Murray Hill, New Jersey 07962 ("Seller"), and WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, having an office at 6200 The Corners Parkway, Suite 250, Atlanta, Georgia 30082 ("Buyer").

                                  WITNESSETH:
                                  ----------

          WHEREAS, Seller owns and desires to sell to Buyer (a) the real property and improvements commonly known as 200 Lucent Lane located on an existing subdivided parcel designated Lot 1-B-I on plat of survey entitled "Subdivision Map: LUCENT TECHNOLOGIES Lot 1-B Triangle Medical & Surgical Associates, LLC dated 02-23-99 prepared by Sullivan Surveying (the "Plat") recorded in Book of Maps 1999, Page 1059, Wake County, North Carolina Registry (the "Building Parcel") and (b) the real property comprising an existing subdivided parcel adjacent to the Building Parcel shown as Lot 1-B-II on the Plat (the "Development Parcel"), and Buyer desires to purchase such property from Seller, upon the terms and conditions herein contained.

          NOW, THEREFORE, the parties hereto agree as follows:

                            ARTICLE 1.  DEFINITIONS
                                        -----------

          (a) As used in this Agreement, the following terms shall have the meanings set forth below when capitalized:

          (i)  "Agreement" shall mean this Purchase and Sale Agreement.
                ---------

          (ii) "Building" shall mean all buildings and improvements situated on
                --------
the Building Parcel.

          (iii)  "Building Fixtures" shall mean the heating, air conditioning,
                  -----------------
compressed air, steam, ventilation, plumbing, substations and electrical wiring systems, racking, elevators and all other systems and equipment located on the Property, including spare parts and tools specifically designed and used exclusively for the maintenance or operation of such systems and equipment.

          (iv)   "Business Day" shall mean any day other than a Saturday,
                  ------------
Sunday, or legal holiday in the State of North Carolina.

          (v)    "Buyer's Broker" shall mean jointly Adevco Realty and First
                  --------------
Fidelity Investments Corporation.

          (vi)   "Buyer's Intended Use" shall mean any use permitted under
                  --------------------
zoning ordinances applicable to Regency Park, Cary, North Carolina and consistent with the use of the Property as a first class commercial or corporate park.

          (vii)  "Closing Date" shall mean September 26, 2001.
                  ------------

          (viii) "Date of this Agreement" shall be the date of execution by the
                  ----------------------
last to sign of the parties to this Agreement.

          (ix)   "Days" shall mean calendar days unless otherwise expressly set
                  ----
forth.

          (x)    "Down Payment" shall mean the Initial Down Payment and the
                  ------------
Subsequent Down Payment, which shall be an official bank check payable to Escrow Agent or a wire transfer of immediately available federal funds to Escrow Agent. The Down Payment shall be held by Escrow Agent in an interest bearing account. All interest on the Down Payment shall accrue to the benefit of Buyer and shall be credited to the Purchase Price if title closes. If the Down Payment is forfeited, Seller retains the interest.

          (xi)   "Due Diligence Period" shall mean the period of Buyer's
                  --------------------
inspection of the Property ending September 18, 2001, at 6:00 p.m. Eastern Standard Time.

          (xii)  "Escrow Agent" shall mean the authorized agent of the Title
                  ------------
Company in Raleigh, North Carolina.

          (xiii) "FF&E" shall mean all moveable, non-attached furniture
                  ----
[excluding the Modular Office Furniture (as hereinafter defined)], furnishings, fixtures (excluding Building Fixtures), fittings, trade fixtures, equipment, machinery, apparatus, appliances and other articles of personal property owned by Seller and located at the Building as of the Date of this Agreement and used in connection with the operation, maintenance and management of the Building. FF&E expressly does not include moveable, non-attached personal property of Seller used in connection with its business such as personal computers, room partitions, bookcases, photocopiers, telecommunications equipment, microwaves, refrigerators, televisions and monitors, portable heating or air conditioning equipment, and office supplies and furniture other than the Modular Office Furniture.

          (xiv)  "Hazardous Substances" shall mean those substances identified
                  --------------------
as "regulated substances", "toxic substances", "toxic wastes", "hazardous substances", or "hazardous wastes", including petroleum and petroleum products, under the Resource Conservation and Recovery Act or the Comprehensive Environmental Response, Compensation, and Liability Act, or any applicable state, county or local law or regulation.

          (xv)   "Indemnify" shall mean to defend, indemnify and save harmless
                  ---------
against all claims, liabilities, losses, damages, costs and expenses (including reasonable attorney's fees, expert witness fees and other costs of defense).

          (xvi)  "Initial Down Payment" shall mean Two Hundred Fifty Thousand
                  --------------------
and No/100 Dollars ($250,000.00) to be paid to Escrow Agent.

          (xvii)  "Intangible Property" shall mean the following intangible
                   -------------------
property owned by Seller and now or hereafter located upon the Land and relating to or used in connection with the Property: (i) the name of the Building, (ii) logos associated with the Building, (iii) warranties and guaranties relating solely to the Building and Building Fixtures, (iv) certificates of occupancy (or the local equivalents), permits, licenses, approvals and authorizations related solely to the Property, and (v) all plans and specifications relating to the development of the Property including, without limitation, the plans and specifications for the Building. Notwithstanding the foregoing, Intangible Property does not include any intangible property related to Seller's products, services or business or any tradename, trademark, servicemark or logo not specifically and solely related to the Building or the Property.

          (xviii)  "Land" shall mean, collectively, the Building Parcel and the
                    ----
Development Parcel as more particularly described on Exhibit A attached hereto.

          (xix)    "Listing Broker" shall mean CB Richard Ellis, Inc.
                    --------------

          (xx)     "Lucent and Affiliates" shall mean Lucent Technologies Inc.
                    ---------------------
and any company directly or indirectly controlled by it, and each current or former officer, director and employee of any of the foregoing.

          (xxi)    "Lucent Lease" shall mean the triple net lease of the
                    ------------
Building Parcel to be entered into on the Closing Date by Buyer as landlord and Seller as Tenant.

          (xxii)   "Maximum Amount" shall mean one-half of one percent (0.5%)
                    --------------
of the Purchase Price.

          (xxiii)  "Permitted Exceptions" shall mean the matters specified on
                    --------------------
Exhibit C attached hereto.

          (xxiv)   "Property" shall mean the Land; the Building; the Building
                    --------
Fixtures; the Intangible Property; all right, title and interest of Seller, if any, in and to the land lying in the bed of any street or highway in front of or adjoining the Land and to any unpaid award for any taking by condemnation, or any damage to the Land by reason of a change of grade of any street or highway; and the appurtenances and all the estate and rights of Seller in and to the Land and Building.

          (xxv)    "Seller's Broker" shall mean CB Richard Ellis, Inc.
                    ---------------

          (xxvi)   "Seller's Knowledge" shall mean the actual knowledge of
                    ------------------
Michael Charles, Seller's manager responsible for the sale of the Property, and Wade Murphy, Seller's employee responsible for the management and operation of the Property, and, with respect to environmental matters only, Niki Farbotko, Seller's regional environmental engineer for the Property.

          (xxvii)  "Subsequent Down Payment" shall mean Two Hundred Fifty
                    -----------------------
Thousand and No/100 Dollars ($250,000.00) to be paid to Escrow Agent.

          (xxviii) "Substantial Part" shall mean a part of the Property without
                    ----------------
which, in the reasonable opinion of Buyer, the remainder of the Property will not be suitable for Buyer's intended use.

          (xxix)   "Survey" shall mean an ALTA "as built" survey to be obtained
                    ------
by Seller for Buyer, at Seller's expense.

          (xxx)    "Taking" shall mean any taking by condemnation or eminent
                    ------
domain (or a deed in lieu thereof) of all or a portion of the Property.

          (xxxi)   "Title Company" shall mean Fidelity National Title Insurance
                    -------------
Company of New York.

          (xxxii)  "Title Report" shall mean Binder No. 01R167839-S0 effective
                    ------------
August 2, 2001, issued by the Title Company or its authorized agent for an Owner's ALTA Title Insurance Policy for the Property.

          (b) In addition, the following terms, wherever used in this Agreement, shall have the meanings set forth in the following Sections:

                   Term                          Section
                   ----                          -------
                   Casualty                        9.2
                   Closing                         3.1
                   Environmental Reports           6.6
                   Information                    12.1
                   Intermediary                   18.1(d)
                   Lucent Lease Default            5.3
                   Modular Office Furniture        5.1
                   Notices                        20.1
                   Offer                           2.5
                   Property Records                6.2

                   Purchase Price                  2.1
                   Repair                          9.2
                   Violations                      7.1(d)(i)


                           ARTICLE 2.  TERMS OF SALE
                                       -------------
     Section 2.1.  Purchase Price.
                   --------------

     Subject to the terms and conditions hereof, Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, the Property for Seventeen Million Six Hundred Fifty Thousand and No/100 Dollars ($17,650,000.00) (the "Purchase Price").

     Section 2.2.  Down Payment.
                   ------------

     Within two (2) Business Days after Buyer's receipt of a counterpart of this Agreement as executed by Seller, Buyer shall pay the Initial Down Payment to Escrow Agent and deliver to Seller the Escrow Agreement as executed by Buyer and Escrow Agent, time being of the essence, failing which Seller may terminate this Agreement upon written notice to Buyer. Unless this Agreement is terminated in accordance with Section 2.4, Buyer shall pay the Subsequent Down Payment to Escrow Agent on the date of or prior to the expiration of the Due Diligence Period, time being of the essence. These payments shall be credited against the Purchase Price specified in Section 2.1 or disbursed as provided in this Agreement. In the event Buyer defaults in the performance of its obligations under this Agreement, Seller shall be entitled to the full amount of any Down Payment paid to Escrow Agent, plus any interest earned thereon, as liquidated damages. Buyer and Seller expressly acknowledge that such liquidated damages are reasonable and appropriate in the case of Buyer's default, since it would be impracticable or extremely difficult to determine the exact amount of Seller's damages. Upon receipt by Seller of the Down Payment, plus any such interest, Seller expressly waives all other remedies against Buyer, including the right to sue for specific performance, and all parties shall thereupon be released from this Agreement. Nothing in this Section 2.2 shall limit or affect any rights to indemnification which Seller may have against Buyer under any of the provisions of this Agreement. Buyer and Seller shall execute on the date of their respective executions of this Agreement the Escrow Agreement in the form attached hereto as Exhibit B and made part hereof by this reference.

     Section 2.3.  Payment of Purchase Price.
                   -------------------------

     The Purchase Price, minus the Down Payment and interest earned thereon specified in Section 2.2, plus or minus prorations and adjustments, shall be paid to Seller at the Closing by the wire transfer of federal funds to a bank account to be designated by Seller in writing at or prior to the Closing or if no such designation is given, by certified check of Buyer, or bank cashier's check, payable directly to Seller to be delivered at Closing.

     Section 2.4.  Buyer's Right to Terminate.
                   --------------------------

     During the Due Diligence Period, Buyer shall seek to satisfy itself as to the physical and environmental condition of the Property and its suitability for Buyer's Intended Use, as determined by Buyer in its sole discretion. If Buyer is satisfied with its investigation of the Property, Buyer shall advise Seller in writing prior to the end of the Due Diligence Period that the condition of the Property is satisfactory and shall simultaneously forward the Subsequent Down Payment to Escrow Agent on the date of or prior to the expiration of the Due Diligence Period, time being of the essence. If Buyer does not give the notice and pay the Subsequent Down Payment on the date of or prior to the expiration of the Due Diligence Period, this Agreement shall be automatically terminated without further obligation of any party hereto and Escrow Agent shall immediately return to Buyer, with any interest earned thereon, any portion of the Down Payment held by Escrow Agent. Within ten (10) Business Days after termination of this Agreement pursuant to this section, Buyer shall, without cost to Seller, deliver to Seller (without representation as to accuracy or completeness) copies of any engineering data, surveys, title work, environmental or soil reports, zoning or land use documents, and other third party studies or reports in Buyer's possession relating to the Property, but excluding any information or materials relating to market or investment analysis.

                              ARTICLE 3.  CLOSING
                                          -------
     Section 3.1.  Closing.
                   -------

     Consummation of the purchase and sale contemplated by this Agreement (the "Closing") shall take place on the Closing Date at 10:00 a.m. at the office of Seller's counsel, Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., 2500 First Union Capitol Center, Raleigh, North Carolina 27601, or at such other place as Seller and Buyer may mutually agree in writing. TIME IS OF THE ESSENCE with respect to the Closing Date. At Buyer's option, Seller agrees to cooperate with Buyer to effect an escrow closing through delivery of documents, in advance, to the Title Company, thereby obviating the need for representatives of Seller and Buyer to actually attend the Closing.

     Section 3.2.  Seller's Closing Obligations.
                   ----------------------------

         At the Closing, and as a condition to the payment of the Purchase Price, Seller shall deliver or cause to be delivered the following:

     (a) a special warranty deed in the customary and proper form for recording, duly executed and acknowledged, so as to convey the real estate portion of the Property (including Building Fixtures) to Buyer, subject only to the Permitted Exceptions;

     (b) such affidavits of title and other customary documents and instruments as the Title Company may reasonably require in accordance with customary practice with respect to mechanic's liens and parties in possession affecting the Property, other than Seller under the Lucent Lease, and a duly executed affidavit that Seller is not a "foreign corporation" as defined in the Internal Revenue Code in the form attached hereto as Exhibit D;

     (c) a bill of sale transferring such FF&E as may remain on the Property to Buyer in the form attached hereto as Exhibit E;

     (d) the Lucent Lease substantially in the form of Exhibit I, duly executed by Seller;

     (e) Seller's affirmation of representations and warranties, as referred to in Section 7.4, in the form attached hereto as Exhibit J;

     (f)  the Declarant Estoppel in the form attached hereto as Exhibit M;

     (g) the Waiver of Right of First Purchase and Approval of Recombination Plat in the form attached hereto as Exhibit N; and

     (h) any other documents reasonably necessary for the consummation of the transaction contemplated by this Agreement.

     Section 3.3.  Buyer's Closing Obligations.
                   ---------------------------

     At the Closing, as a condition to the delivery of the deed and the other documents to be delivered by Seller hereunder, Buyer shall deliver or cause to be delivered to Seller the following:

     (a)  the balance of the Purchase Price as set forth in Section 2.3;

     (b) Buyer's affirmation of representations and warranties, as referred to in Section 7.4, in the form attached hereto as Exhibit L;

     (c) the Lucent Lease substantially in the form of Exhibit I, duly executed by Buyer; and

     (d) any other documents reasonably necessary for the consummation of the transaction contemplated by this Agreement.


                               ARTICLE 4.  TITLE
                                           -----
     Section 4.1.  Title Commitment.
                   ----------------

     Seller has furnished to Buyer the Title Report. Within ten (10) Business Days after receipt of the Title Report, Buyer shall advise Seller in writing if any matter disclosed by the Title Report renders title unmarketable or impairs or restricts the use and occupancy of the Property for Buyer's Intended Use; provided, however, the Permitted Exceptions shall not be deemed to impair or restrict the Buyer's Intended Use of the Property. Buyer shall have an additional ten (10) Business Days after receipt of the Survey to advise Seller if any matter disclosed on the Survey, and not contained in the Title Report, renders title unmarketable or impairs or restricts the use and occupancy of the Property for Buyer's Intended Use. Buyer's failure to give such notices shall constitute an irrevocable waiver of all such matters disclosed by the Title Report and the Survey and any exceptions not objected to shall be deemed to be Permitted Exceptions; provided, however, the foregoing shall not bar the right of Buyer to object to any matters of title or survey that appear after the effective date of the Title Report or the date of the Survey.

     Section 4.2.  Seller's Right to Extend Closing.
                   --------------------------------

     In the event of any objection by Buyer under Section 4.1, Seller shall, at its option, be entitled to an adjournment of the Closing, if necessary, for a period not to exceed thirty (30) Days to enable Seller to attempt to remove any claimed defect, lien, encumbrance or objection.

     Section 4.3.  Limitation on Seller's Title Obligations.
                   ----------------------------------------

     Seller shall not be required or obligated to (i) commence any litigation or
(ii) to incur any costs or expenses in excess of the Maximum Amount to cure or remove any defect, lien, encumbrance or objection, except that Seller shall be obligated to cure, remove or provide for the satisfaction of any defect, lien, encumbrance or objection which arises from Seller's actions after the Date of this Agreement and Seller shall be obligated to cure, remove or provide for the satisfaction of any contractual liens such as mortgages or deeds of trust, mechanic's and materialmen's liens, and judgment liens and tax liens.

     Section 4.4.  Buyer's Right to Accept Title.
                   -----------------------------

     If Seller advises Buyer that Seller is unable to remove any defect, lien, encumbrance or objection (other than matters Seller is obligated to cure pursuant to Section 4.3), Buyer may nevertheless elect to accept such title as Seller may be able to convey, and Buyer shall not be entitled to any abatement, reduction of or any credit or allowance against the Purchase Price by reason thereof, and Seller shall have no further liability with respect thereof.

     Section 4.5.  Seller's Failure to Perform.
                   ---------------------------

     If Seller fails to convey the Property to Buyer in accordance with the terms, conditions and provisions herein contained and such failure is not excused by Buyer's failure to perform its obligations under this Agreement, Buyer shall have the right as its sole and exclusive alternate remedies (i) to terminate this Agreement and receive a refund of the entire Down Payment with interest and to receive from Seller an amount equal to the actual documented and reasonable out-of-pocket expenses of third parties incurred by Buyer in connection with its investigation of the Property and the preparation and negotiation of this Agreement, the Lucent Lease and any closing documents, such as attorneys' fees, appraisal fees, inspection fees, and environmental consultant fees, not to exceed $100,000.00, Lucent having no liability to Buyer for any costs attributable to Buyer's officers or employees such as home office overhead or their costs and expenses in connection with investigation of the Property and the preparation and negotiation of this Agreement; or (ii) to institute an action for specific performance, and in a successful action therefor to recover its reasonable attorneys' fees and costs incurred directly in connection with such action, or (iii) in the event that an action for specific performance is not available to Buyer due to the willful act of Seller (for example, the conveyance of title to the Property or the conveyance of an interest in the Property in violation of the terms of this Agreement which is not removed by Seller at Closing and which materially, adversely affects the Property), and only in such event, Buyer may pursue all rights and remedies against Seller for such default by Seller; provided, however, in no event shall Buyer be entitled to seek, claim or recover any consequential or punitive damages from Seller.

                   ARTICLE 5.  SELLER'S RIGHT TO REMOVE FF&E
                               -----------------------------

     Section 5.1.  Seller's Right to Remove FF&E.
                   -----------------------------

     Seller, at its election, may either remove from the Property, or leave on the Property, on or prior to the Closing Date, all FF&E on the Property as of the Date of this Agreement except the modular office furniture attached to the floors and ceilings of the Building and associated chairs and more particularly described on Exhibit O attached hereto (the "Modular Office Furniture"), which must remain in the Building. Seller may remove, at its option, any FF&E placed on the Property after the Date of this Agreement except any additions to or replacements of the Modular Office Furniture. Seller shall use reasonable care in removing any FF&E and shall repair any damage or destruction done to the Property by such removal, but shall otherwise have no obligation in connection with such removal.

     Section 5.2.  Sale to Buyer of Remaining FF&E.
                   -------------------------------

     All FF&E remaining on the Property on the Closing Date but excluding Seller's trade fixtures such as movable, non-attached personal property of Seller used in connection with its business such as personal computers, room partitions, bookcases, photocopiers, telecommunications equipment, microwaves, refrigerators, televisions and monitors, portable heating or air conditioning equipment, and office supplies and furniture other than the Modular Office Furniture, is included in the Purchase Price. THE FF&E SOLD UNDER THIS AGREEMENT IS SOLD AS USED OR SURPLUS MATERIAL AND IS SOLD "AS IS, WHERE IS" WITH ALL FAULTS, LATENT AND PATENT. SELLER MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR WARRANTY AGAINST PATENT, TRADEMARK, OR COPYRIGHT INFRINGEMENT.

     Section 5.3.  Modular Office Furniture.
                   ------------------------

     Notwithstanding anything in this Agreement to the contrary, Buyer agrees that the Modular Office Furniture in the Building on the Closing Date shall remain the personal property of Seller and Seller shall be entitled to all benefits of ownership, including the right to depreciate its investment in such personal property. If Seller does not renew the Lucent Lease at the end of the base term or any renewal term or upon the default (beyond any applicable grace or cure period) of Seller as tenant under the Lucent Lease (a "Lucent Lease Default"), title to the Modular Office Furniture shall automatically pass to Buyer free and clear of any lien or security interest; provided, however, Buyer agrees that, in the event of a Lucent Lease Default, Buyer shall not remove the Modular Office Furniture from the Building or deny Seller the right to use the Modular Office Furniture unless and until one of the following has occurred: (i) Seller's right to possession to the Building has been terminated pursuant to entry of an order of ejectment entered in Wake County, North Carolina after a Lucent Lease Default, or (ii) Seller has vacated the Building following a Lucent Lease Default, or (iii) Seller has otherwise been adjudicated to be in default under the Lucent Lease by a court of competent jurisdiction.

     If Buyer is entitled to the Modular Office Furniture as described above, at Buyer's request, Seller shall execute and deliver to Buyer a bill of sale for the Modular Office Furniture and shall, as necessary, cause any such lien or security interest to be released. Seller shall not grant any lien or security interest with respect to the Modular Office Furniture. The Modular Office Furniture shall be subject to ordinary wear and tear, and Seller shall not be obligated to replace any of the Modular Office Furniture due to ordinary wear and tear.

             ARTICLE 6.  BUYER'S RIGHTS OF ACCESS AND INFORMATION
                          ---------------------------------------

     Section 6.1.  Buyer's Access Prior to Closing.
                   -------------------------------

     Subject to Seller's reasonable requirements for security and the protection of its confidential information, Buyer and its representatives, lenders, consultants and contractors shall be permitted access to the Property upon prior telephonic and email notice to Wade Murphy at (336) 279-3052 and wademurphy@lucent.com with additional telephonic and email notice to George Hill
---------------------
at (919) 463-4150 and gshill@lucent.com during normal business hours or at other
                      -----------------
mutually convenient times prior to Closing in order to inspect the same, prepare a survey, take measurements and conduct tests, provided Seller gives its prior written approval of any tests involving coring or drilling into the Building or parking areas, sidewalks, or plazas, which approval Seller shall not unreasonably withhold, condition or delay. During such access, the foregoing personnel shall not cause any interference with the operation of Seller or damage to the Property which will not be repaired by Buyer pursuant to Section 6.7 below. If such access to the Property requires entry into the Building then used by Seller, Seller may require that persons having access be accompanied by representatives of Seller while inside the Building.

     Section 6.2.  Buyer's Access to Plans and Due Diligence Material.
                   --------------------------------------------------

     Prior to the Date of this Agreement, Seller has delivered to Buyer offering materials about the Property, an existing environmental site assessment of the Property, a previously approved site plan, existing surveys of the Property, and the existing owner's title insurance policy and copies of the title exceptions noted therein (the "Due Diligence Material"). Seller has also delivered to Buyer a proposed recombination plat of the Property to be recorded before the Closing Date changing the location of the property line between the Development Parcel and the Building Parcel. To the extent not previously furnished with the Due Diligence Material, Seller, at its option, shall deliver to Buyer or permit Buyer to make, at Buyer's expense, photocopies or other reproductions of plans and specifications, for the Building and Building systems (including any "as built" drawings), maintenance records, licenses, permits, reports, certificates and such other items relating to the construction and operation of the Property, if any, as may be in the possession of Seller at the Property or readily available to Seller ("Property Records") and be reasonably reproducible by mechanical means. To the extent the Property Records are not reasonably reproducible by mechanical means, Seller shall make nonreproducible items available for inspection by Buyer or Buyer's employees, representatives or consultants at Seller's office at the Property or such other location that Seller shall reasonably designate. Seller makes no representation and assumes no liability for the accuracy, availability or completeness of the Due Diligence Material or the Property Records and Buyer assumes all risk in connection with the use thereof, and, with the exception of alterations of the Due Diligence Material or the Property Records by Seller or the knowing and intentional withholding of information or documents respecting the accuracy, availability or completeness of the Due Diligence Material or the Property Records or in the event of any fraudulent use of the Due Diligence Material or the

Property Records by Seller in connection with the purchase and sale contemplated by this Agreement, releases Lucent and Affiliates from any liability in connection with the use of the Due Diligence Material and the Property Records by Buyer or by any other person. If for any reason not attributable to Seller the Closing does not occur, Buyer shall promptly return to Seller any photocopies or reproductions of the Due Diligence Material or the Property Records Buyer has obtained without retaining any copies thereof. The provisions of this Section 6.2 shall expressly survive for a period of two (2) years after the Closing or any cancellation or termination of this Agreement.

     Section 6.3.  Buyer's Indemnity.
                   -----------------

     The rights granted under this Article 6 shall be at Buyer's sole risk. Buyer shall Indemnify Lucent and Affiliates against injury, including death, to any person, or damage or loss of any kind to property, including the Property and other property of Seller, that may occur as a result of Buyer's exercise of any of the rights granted under this Article 6.

     Section 6.4.  Buyer's Insurance.
                   -----------------

     Buyer shall keep in force public liability insurance in good and solvent insurance companies in limits of at least $1,000,000/$5,000,000 for bodily injury and $1,000,000 for property damage, covering its liability hereunder. Lucent and Affiliates shall be named as additional insureds under such insurance and certificates of such insurance shall be delivered to Seller prior to such entry. Such certificates shall provide that they may not be cancelled or modified unless Seller is given at least ten (10) Days prior written notice. Buyer may maintain such coverage under its national blanket coverage.

     Section 6.5.  [Intentionally Deleted]

     Section 6.6.  Environmental Reports.
                   ---------------------

     Seller has previously delivered to Buyer a copy of those environmental reports pertaining to the Property listed on Exhibit G (the "Environmental Reports"). The Environmental Reports shall be subject to the confidentiality obligations of Section 13.1 whether or not so marked. Seller makes no representation or warranty and assumes no liability for the accuracy or completeness of the Environmental Reports or any of the matters contained in such reports, and Buyer assumes all risk in connection with the use thereof and, with the exception of alterations of the Environmental Reports by Seller or the knowing and intentional withholding of information or documents respecting the accuracy, availability or completeness of the Environmental Reports or in the event of any fraudulent use of the Environmental Reports by Seller in connection with the purchase and sale contemplated by this Agreement, releases Lucent and Affiliates from any liability in connection with the use of the Environmental Reports by Buyer or any other person. If for any reason the Closing does not occur, Buyer shall promptly return to Seller all copies of the Environmental Reports without retaining any copies thereof. The provisions of this Section 6.6 shall expressly survive for a period of two (2) years after the Closing or any termination or cancellation of this Agreement.

          Section 6.7.  Environmental Inspection.
                        ------------------------

          After the Date of this Agreement, Buyer may, at its sole cost and expense, make, upon prior telephonic and email notice to Seller's representative, Niki Farbotko at (404) 573-6196 and nhoffman@lucent.com with
                                                    -------------------
telephonic and email notice to George Hill at (919) 463-4150 and

gshill@lucent.com, such environmental inspections and tests of the Property as
-----------------
Buyer chooses, provided Seller gives its prior written approval of any tests involving coring or drilling into the Building or parking areas, sidewalks or plazas and of any plan for disturbing any material surface area of the Land in connection with Buyer's environmental due diligence, which approval Seller shall not unreasonably withhold, condition or delay, and that Buyer repairs any damage to the Property occasioned by such inspections and tests and restores the Property to substantially the condition that existed prior to such inspections and tests. If Buyer's inspection of the Property during the Due Diligence Period reveals any Hazardous Substances the assessment and remediation of which is required under applicable law, Buyer shall promptly advise Seller of same. Notwithstanding any termination of this Agreement pursuant to the provisions hereof, Buyer shall, within ten (10) Days after receipt, promptly provide Seller with one legible copy of each report produced with respect to such inspections and tests.

     Section 6.8.  Survival.
                   --------
     The provisions of this Article 6 shall survive for a period of two (2) years after the Closing or any termination or cancellation of this Agreement.

                  ARTICLE 7.  REPRESENTATIONS AND WARRANTIES
                              ------------------------------
     Section 7.1.  Seller's Representations.
                   ------------------------
     Seller represents and warrants the following are true and correct as of the Date of this Agreement and shall be true and correct at the Closing:

     (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is qualified to do business in the state where the Property is located and has all necessary power, corporate and otherwise, to execute and deliver this Agreement, to perform all obligations hereunder, and that this Agreement and any other documents delivered in connection therewith have been duly authorized by all requisite action on its part, and that this Agreement is valid and legally binding on Seller.

     (b) There is no litigation or proceeding pending or, to Seller's Knowledge, threatened, which would interfere with Seller's ability to comply with any of its obligations under this Agreement.

     (c) Other than the Permitted Exceptions, there are no contracts which cannot be terminated on thirty (30) Days notice or less or leases affecting the Property which would be binding on Buyer or "run with the land" at Closing. Seller shall not enter into any service, maintenance or management contract or other agreement with respect to the Property which would be binding on Buyer or "run with the Land" at Closing unless such contract or agreement can be terminated at or before Closing or unless Buyer has approved such contract or agreement. To the extent any Contract relates to the Development Parcel, Seller agrees to cancel, on or prior to the date of Closing, any of the Contracts specified by Buyer in a written notice to Seller given prior to the date of Closing. To Seller's Knowledge, all Contracts relating to the Development

Parcel are assignable by Seller to Buyer and no Contract prohibits such assignment or provides for any right, claim or cause of action against Buyer or the Property as a result solely of such assignment. Seller has cancelled or will cancel, effective as of the Closing, any agreement in the nature of a management agreement relating to the Property or any service contract between Seller and any party affiliated with or related to Seller. To the extent any of the Contracts relate to services for the Building and/or the Building Parcel and Seller desires for such Contracts to remain in place as the responsibility of Seller under the Lucent Lease, Seller may keep such Contracts in place provided that such Contracts do not impose any obligation upon Buyer, as the owner of the Property.

     (d) (i) Any written notice of violations (other than written notice of violations arising from the acts or omissions of Buyer or Buyer's employees, agents, contractors, or representatives, which shall be Buyer's sole responsibility) of any law, code, ordinance, regulation, rule, requirement, order or restriction, issued by any municipal, county, state or federal department or authority having jurisdiction over the Property ("Violations") received by Seller prior to the Date of this Agreement shall be removed or complied with by Seller. Seller shall give Buyer notice of the receipt of Violations promptly upon Seller's receipt thereof. To Seller's Knowledge, Exhibit F sets forth a true, correct and complete list of all Violations received by Seller as of the Date of this Agreement.

          (ii) Seller shall use reasonable efforts to remove any Violations specified in Section 7.1(d)(i) prior to Closing. If any Violation occurs after the Date of this Agreement due to the fault of Seller and the same is not cured or removed by Seller at or prior to Closing then, if (a) the violation does not consist of any violation of any environmental law and does not consist of the presence, release or storage of Hazardous Materials on the Property, (b) the cost of cure or removal is less than $50,000, (c) Seller gives assurances reasonably acceptable to Buyer that removal or cure of such Violation can be completed within one hundred eighty (180) Days after Closing, and (d) Seller deposits with Buyer funds in an amount reasonably estimated by Buyer to pay the cost of removal or cure (collectively, a "Curable Violation"), Buyer shall accept such

Curable Violation and consummate the Closing in which event Seller shall be obligated to use commercially reasonable efforts to cure the Curable Violation, at its sole cost and expense, within such 180 day period after Closing. If Seller shall fail to cure the Curable Violation as aforesaid, Buyer shall have all rights and remedies at law or in equity, including the right of specific performance. In the event of any other Violation which is due to the fault of Seller, the same shall constitute a default by Seller hereunder in which event Buyer shall have the remedies set forth in Section 4.5 (i) hereof. If such Violation is not due to the fault of Seller and Seller has used reasonable efforts to cure or remove it prior to Closing, then Buyer may, as its sole alternate remedies, elect to accept title to the Property subject to the Violation or elect to terminate this Agreement and to receive a refund of the Down Payment. Buyer, and not Seller, shall be solely responsible for any Violation involving the Property arising from the acts or omissions of Buyer or Buyer's employees, agents, contractors, or representatives. Notwithstanding any other provision of this Agreement to the contrary, the provisions of this subparagraph d(ii) shall expressly survive for a period of two (2) years after the Closing.

     (e) There are no leases or real property licenses involving any of the Property.

     (f) Except as disclosed on Exhibit K (the "Contracts"), there are no other agreements, licenses or contracts involving the Property. Seller has not received any notice of termination or uncured notice of default under any of the Contracts and, to Seller's Knowledge, there is no existing default under the Contracts by any party thereto.

     (g) There are no outstanding special assessments, or to Seller's Knowledge, pending special assessments against the Property. The Property has not been classified under any designation authorized by law to obtain a special low ad valorem tax rate or to receive a reduction, abatement or deferment of ad valorem taxes which will result in additional, "catch-up" or "roll-back" taxes in the future in order to recover the amounts reduced, abated or deferred.

     (h) Seller has not received any written notice that any condemnation or other taking by eminent domain of any of the Property or any portion thereof or access thereto has been instituted and, to Seller's Knowledge, there are no pending or threatened condemnation or eminent domain proceedings.

     (i) Within three (3) Days after the Date of this Agreement, Seller shall provide Buyer with complete and accurate copies of all warranties and guarantees which are known by Seller to relate to the Property and which are in the possession or control of Seller. Seller has not received written notice of Seller's violation of any of such warranties or guarantees.

     (j) To Seller's Knowledge, Seller has obtained all licenses, permits and approvals required to be obtained from all applicable governmental authorities in order to construct and occupy the Building and operate the current business on the Property.

     (k) To Seller's Knowledge, there are no structural or other defects, latent or otherwise, in the Building. To Seller's Knowledge, the electrical, plumbing, HVAC, water, elevator, roofing, storm drainage and sanitary sewer systems servicing the Building and the Property are in good condition and working order. To Seller's Knowledge, the Building was constructed and installed in accordance with the requirements and conditions of all governmental permits applicable thereto and any private restrictive covenants affecting the Property.

     (l) There are no employment, collective bargaining, or similar agreements or arrangements between Seller and any of its employees or other parties which will be binding on Buyer.

     (m) Seller represents and warrants to Buyer that, to Seller's Knowledge, except as disclosed in the Environmental Reports: (i) no Hazardous Substances, nor any other pollutants, toxic materials, or contaminants have been or shall prior to Closing be discharged, disbursed, released, stored, treated, generated, disposed of, or allowed to escape on the Property, except that Seller's use on the Building Parcel of cleaning supplies, copying fluids, other office and maintenance supplies and other substances normally and customarily used by, and in amounts customarily used by, tenants occupying space for office and administrative purposes similar to the Building shall not be a breach of this representation and warranty, (ii) no asbestos or asbestos containing materials have been installed, used, incorporated into, or disposed of on the Property,

(iii) no polychlorinated biphenyls are located on or in the Property, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils, or any other device or form, (iv) no underground storage tanks are located on the Property or were located on the Property and subsequently removed or filled, (v) no investigation, administrative order, consent order and agreement, litigation, or settlement with respect to Hazardous Substances is threatened or in existence with respect to the Property, and (vi) the Land has not previously been used as a landfill, cemetery, or as a dump for garbage or refuse.

     Seller makes no warranty or representation with regard to the presence or absence of wetlands on the Property or with respect to Buyer's ability to develop the Development Parcel for a particular use or size, type of construction or density.

     Section 7.2.  Property to be Sold "As Is".
                   ---------------------------
          (a) Buyer has not been induced by and has not relied upon any representations, warranties or statements, whether express or implied, made by Seller or any agent, employee, attorney or other representative of Seller or by any broker or any other person representing or purporting to represent Seller, which are not expressly set forth in this Agreement, whether or not any such representations, warranties or statements were made in writing or orally, including, without limitation, the following: (i) the condition of the Property, including without limitation the FF&E, or its compliance with laws, ordinances or governmental regulations, or its suitability for Buyer's Intended Use; (ii) zoning, building code, subdivision and environmental regulations which may be applicable to the Property or any part thereof, or the impact, if any, of such requirements on Buyer's Intended Use, expressly including Buyer's intention to develop the Development Parcel; (iii) the assignability of licenses or contractual or other rights or permits now held by Seller in regard to the Property or any part thereof, if any; or (iv) any other matter or thing affecting the Property or any part thereof, and it is hereby agreed by Buyer that, except as expressly set forth herein, the Property is to be sold "AS IS" as of the Date of this Agreement, subject to reasonable wear and tear occurring after the Date of this Agreement until Closing and that Buyer has had an opportunity to inspect the Property

     Section 7.3.  Buyer's Representations.
                   -----------------------

     Buyer represents and warrants the following are true and correct on the Date of this Agreement and shall be true and correct at the Closing.

     (a) Buyer has all necessary power to execute and deliver this Agreement, to perform all obligations hereunder, and that this Agreement and any other documents delivered in connection herewith is valid and legally binding on Buyer.

     (b) There is no litigation or proceeding pending which would interfere with Buyer's ability to comply with any of its obligations under this Agreement.

     (c) Buyer has been duly formed, organized or created under the laws of its jurisdiction of formation, organization or creation and is in good standing or existence under the laws of such jurisdiction and, if necessary, has qualified to transact business in the State of North Carolina.

     (d) Buyer expressly acknowledges that its ability to obtain capital or financing is not a condition precedent to its obligation to close its purchase of the Property in accordance with the terms of this Agreement.

     Section 7.4.  Survival of Representations and Warranties and No Third Party
                   -------------------------------------------------------------
                    Beneficiaries.
                    -------------

     The representations and warranties in Section 7.1 and 7.3 shall survive for one (1) year after the Closing [except for clause 7.1(d)(ii), which shall survive without limitation in the event of a Curable Violation as to which Seller is obligated to cure following the Closing] and are personal to the parties to this Agreement; none of such representations and warranties, nor any other provisions of this Agreement, shall confer any rights or remedies on any third parties, nor discharge any obligations of any third parties nor give any third party any right of subrogation over or action against any party to this Agreement.

                     ARTICLE 8.  ADJUSTMENTS AND EXPENSES
                                 ------------------------
     Section 8.1.  Seller's Expenses.
                   -----------------

     Seller shall pay at or prior to Closing the cost of the Title Report, the Survey, all state, county and municipal real property transfer taxes and documentary stamps incident to this sale, the first month's triple net rent under the Lucent Lease prorated in accordance with the terms of the Lucent Lease, one-half of all escrow fees, its attorneys' fees and the commission owed
the Listing Broker.   Seller's obligations under Section 8.1 shall survive the
expiration or termination of this Agreement.

     Section 8.2.  Buyer's Expenses.
                   ----------------

     Buyer shall pay at or prior to Closing the cost of the premium for the title insurance policy for the Property, all document recordation fees, all costs associated with Buyer's Due Diligence, one-half of all escrow fees, its attorneys' and consultants' fees and the commission owed the Buyer's Broker. Buyer's obligations under Section 8.2 shall survive the expiration or termination of this Agreement.

     Section 8.3  Closing Adjustments.
                  -------------------

     The following are to be apportioned as of midnight of the Day immediately prior to the Closing if and only to the extent that the same relate to the Development Parcel, as Seller and Buyer acknowledge and agree that all such obligations which relate to the Building Parcel are and shall remain the responsibility of Seller, as tenant under the Lucent Lease, and proration thereof is therefore waived:

     (a) Taxes on the basis of the fiscal year for which assessed but prorated on a calendar year basis;

     (b) Water meter charges and sewer rents, and any other applicable public utility charges on the basis of the fiscal year for which assessed or in accordance with the amounts fixed with respect thereto by meter reading made as of the Closing Date, as the case may be; and

     (c)  Property association dues and assessments, if applicable.

     Prepaid amounts under the Contracts which relate to the Building Parcel for periods after the Closing Date shall not be prorated and shall be the responsibility of Seller.

     Section 8.4.  Assessments.
                   -----------

     If, at Closing, the Property or any part thereof shall be affected by any special assessments that are or may become payable in installments, then for the purposes of this Agreement, if and to the extent that the same relate to the Development Parcel, Seller shall be required to pay only those installments that are due and payable on or prior to the Closing, and assessments during the year of Closing shall be prorated between Buyer and Seller. Assessments coming due after the Closing Date relating to the Development Parcel shall be paid by Buyer. All assessments relating to the Building Parcel shall be paid by Seller.

     Section 8.5.  Tax Adjustment.
                   --------------
     (a) If the Closing shall occur before a tax rate is fixed, the apportionment of taxes shall be based upon the tax rate for the next preceding year applied to the latest assessed valuation, and Buyer and Seller, at the request of either party, agree to reapportion said taxes as soon thereafter as the tax rate is fixed.

     (b) Seller shall be entitled to the benefits of any refunds for any tax years prior to Closing, and shall pay all expenses for any administrative or judicial proceedings brought at any time to secure such refunds. Buyer shall execute all necessary documents and consents reasonably required by Seller in any such proceedings without cost or expense to Seller.

     (c) Any refund and associated expenses relating to the tax year during which Closing occurs shall be apportioned between Buyer and Seller based upon the Closing Date. Unless otherwise agreed between Buyer and Seller, if Buyer owns the Property for fifty percent (50%) or more of the tax year Buyer shall control any proceedings brought to secure such tax refund. In all other cases, Seller shall control such proceedings.

     (d) The provisions of this Section 8.5 shall expressly survive for a period of two (2) years after the Closing.

                      ARTICLE 9.  FIRE AND OTHER CASUALTY
                                  -----------------------

     Section 9.1.  Seller's Obligation to Insure.
                   -----------------------------

     From the Date of this Agreement until Closing, Seller shall maintain fire and extended coverage insurance upon the Property in an amount not less than the full replacement value of the Building and business interruption insurance for a period of twelve (12) months and shall give a certificate of insurance to Buyer before the end of the Due Diligence Period evidencing such coverages.

     Section 9.2.  Buyer's Elections Upon Casualty.
                   -------------------------------

     In the event of any damage to the Property by reason of fire or other casualty occurring prior to the Closing (a "Casualty"), Seller shall give Buyer immediate notice thereof. If the cost of repairing the Building necessitated by the Casualty exceeds One Million Dollars ($1,000,000.00), then by written notice given within thirty (30) days after notice of the Casualty is received, either party may elect to terminate this Agreement, in which event the Down Payment shall be refunded to Buyer. In the event that neither Seller nor Buyer elect to terminate the Agreement as provided above, Buyer shall close upon the Property and cause the Building to be repaired, in which event the terms of the Lucent Lease shall control with respect to restoration, except as set forth in 9.3 below. The date of Closing shall be extended, as necessary, in order to give Buyer a thirty (30) day period in which to make its election. If the cost of repairing the Building necessitated by the Casualty is One Million Dollars ($1,000,000.00) or less, Buyer shall not have the right to terminate this Agreement, and Buyer shall cause the Building to be repaired, in which event the terms of the Lucent Lease shall control with respect to restoration, except as set forth in 9.3 below.

     Section 9.3.  Buyer's Election to Repair.
                   --------------------------

     If Buyer elects to repair the Building or if the Buyer is required to cause the Building to be repaired pursuant to the last sentence of Section 9.2, Buyer shall be obligated to complete the repair only to the extent the insurance proceeds received from Seller's insurance company, plus Seller's deductible, are adequate to cover the cost of such repair. Seller shall pay to Buyer all proceeds of its insurance for the purpose of the repair, together with the amount of Seller's deductible (which deductible shall be credited to Buyer at
Closing).   If the funds made available to Buyer for repair as provided above are not sufficient to repair the Building to its condition before the Casualty, Seller shall be obligated to make available to Buyer sufficient funds to pay the difference between the cost of such repair and insurance proceeds plus Seller's deductible. Further, rent shall not abate under the Lucent Lease during any such restoration period. The provisions of this Section 9.3 shall expressly survive the Closing without limitation in the event of a Casualty and shall supercede and override any contrary provisions of the Lucent Lease.

     Section 9.4.  Purchase Price Unaffected.
                   -------------------------

     Notwithstanding the occurrence of any Casualty and regardless of the extent thereof, if Buyer elects to repair the Building, the sale contemplated by this Agreement shall be consummated at the Closing without abatement of the Purchase Price.

     Section 9.5. The provisions of this Article 9 shall expressly survive the Closing in the event a Casualty occurs and the purchase and sale is consummated as contemplated herein.

                           ARTICLE 10.  CONDEMNATION
                                        ------------

     Section 10.1.  Taking of Less than Substantial Part.
                    ------------------------------------

     If, prior to the Closing, a Taking which does not involve any Substantial Part of the Building or the Property shall occur or be threatened, the Closing shall take place without any abatement of the Purchase Price, and neither party shall have any right to terminate its obligations hereunder by reason thereof. At the Closing, Seller shall assign to Buyer all Seller's rights to awards in respect to such Taking. Seller agrees that it will not settle or compromise any such award without the written consent of Buyer, which shall not be unreasonably withheld, conditioned or delayed.

     Section 10.2.  Taking of Substantial Part.
                    --------------------------

     If, prior to the Closing, a Taking of any Substantial Part of the Building or the Property shall occur or be threatened, Buyer may terminate this Agreement by notice to Seller given not later than thirty (30) Days after the date on which Seller notifies Buyer of such Taking or threatened Taking. Further, if the Taking affects a Substantial Part of the Building Parcel and Seller's ability to continue to operate for business would be materially and adversely affected thereby, Seller may elect to terminate this Agreement. If either party so elects to terminate this Agreement, Seller shall return the Down Payment to Buyer, with interest earned thereon, and neither party shall have any further liability to the other, except as expressly reserved in this Agreement. If neither party elects to terminate this Agreement as permitted above, the Closing shall take place on the terms specified in Section 10.1.

                             ARTICLE 11.  BROKERS
                                          -------
     Section 11.1.  Brokers.
                    -------

     Buyer and Seller each represents to the other that no broker or similar party has been involved in bringing about or negotiating this transaction except Buyer's Broker and the Listing Broker. Seller agrees to pay a commission to the Listing Broker in accordance with its separate written agreement with the Listing Broker, and Buyer agrees to pay any commission due Buyer's Broker.
Buyer agrees to Indemnify Lucent and Affiliates for matters arising out of the breach of the foregoing representation by Buyer, and from any claim by any person, other than the Listing Broker, that they have dealt with Buyer in connection with this transaction. Seller agrees to Indemnify Buyer for matters arising out of the breach of the foregoing representation by Seller and from any claim by any person, other than Buyer's Broker, that they have dealt with Seller in connection with this transaction. The provisions of this
Section 11.1 shall survive the Closing or any termination or cancellation of this Agreement.

                 ARTICLE 12.  CONFIDENTIALITY AND USE OF NAME
                              -------------------------------

     Section 12.1.  Confidentiality.
                    ---------------

     Any specifications, drawings, sketches, diagrams, computer or other apparatus programs, manuals, technical, business or tenant information or Property Records or data, including methods and concepts set forth or utilized therein ("Information"), if any, which either party may furnish hereunder or in contemplation hereof shall be held in confidence by the other party and shall not be published or otherwise disclosed (except to such party's attorneys, accountants, consultants, employees, investors, lenders, partners, shareholders and tenants, who shall be instructed as to the confidential nature of the Information) without Buyer's and Seller's written permission except as hereinafter provided. Unless such Information was previously known to either party free of any obligation to accept it in confidence or has been or is subsequently made public by Buyer or Seller to a third party, it shall be kept in confidence by both parties and may be used solely in connection with the transaction contemplated hereunder (including disclosure as permitted in the preceding sentence) and may not be used for other purposes except upon such terms as may be agreed upon in writing between Buyer and Seller.

     Section 12.2.  Use of Lucent Name.
                    ------------------

     Buyer acknowledges that Seller's name and logo, as well as the name "Bell Laboratories" and its logo, constitute Seller's intellectual property. Buyer will not use such names or logos in a manner that will violate Seller's intellectual property rights. Buyer may not use the names "Lucent" and "Bell Laboratories", except in Buyer's materials that identify Seller as the occupant of the Building on the Property and Buyer may give general information about Seller which is public knowledge (for example, information contained in Seller's annual report) but no such materials shall imply an endorsement or sponsorship by Seller or an affiliation between Seller and Buyer.

     Section 12.3.  Press Release.
                    -------------
     Prior to the Closing, Buyer shall not make any public announcement or press release concerning this transaction.

     Section 12.4.  Survival of Seller's and Buyer's Obligations.
                    --------------------------------------------

     Seller's and Buyer's obligations under this Article 12 shall survive the Closing or any termination or cancellation of this Agreement.


                         ARTICLE 13.  ATTORNEYS' FEES
                                      ---------------
     Section 13.1.  Attorneys' Fees.
                    ---------------

     The prevailing party to any action or proceeding between Buyer and Seller with respect to the interpretation of or breach of this Agreement or the transaction contemplated hereunder shall be entitled to have and recover all reasonable costs, expenses, and attorneys' fees, expert witness fees and other costs of defense incurred in connection therewith. The provisions of this
Section 13.1 shall expressly survive the Closing or any termination or cancellation of this Agreement.


                    ARTICLE 14.  RECORDATION AND ASSIGNMENT
                                 --------------------------

     Section 14.1.  Recordation and Assignment.
                    --------------------------

     This Agreement shall not be recorded. This Agreement is personal to Buyer and shall not be assigned by Buyer except to an affiliate of Buyer or an affiliate of Wells Capital, Inc. without the consent of Seller, which consent shall not be unreasonably withheld. No assignment by Buyer of its rights and obligations under this Agreement shall release Buyer from its obligations hereunder.

                        ARTICLE 15.  MERGER OF CONTRACT
                                     ------------------

     Section 15.1.  Merger.
                    ------

     The acceptance of a deed by Buyer shall be deemed to be a full performance and discharge of every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those in the Lucent Lease and those, which are herein specifically stated to survive the Closing or any termination or cancellation of this Agreement.


                          ARTICLE 16.  APPLICABLE LAW
                                       --------------

     Section 16.1.  Applicable Law.
                    --------------

     This Agreement shall be governed by the laws of the state where the Property is located. Buyer and Seller consent to be subject to the jurisdiction of the courts of such State.


                     ARTICLE 17.  [Intentionally Deleted]

                      ARTICLE 18.  EXCHANGE OF PROPERTIES
                                   ----------------------

     Section 18.1.  Exchange of Properties.
                    ----------------------

     (a) Notwithstanding any terms in the Agreement to the contrary, Seller shall have the right to exchange the Property to qualify as a tax-deferred exchange under the provisions of Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations thereunder.

     (b) Buyer agrees to cooperate with Seller with respect to any tax-deferred exchange pursuant to the provisions of Section 1031 of the Code and the Treasury Regulations thereunder, provided that (i) Buyer incurs no additional cost or expense attributable to the exchange, including reasonable attorneys' fees, deed excise taxes and recording fees; (ii) Seller agrees to indemnify and hold Buyer harmless from and against all liability arising out of its cooperation in effecting the exchange as requested by Seller; and (c) Buyer shall have no personal liability with respect to the deferred exchange and shall not be required to purchase any replacement property (the "Replacement Property").

     (c) Seller and Buyer acknowledge that Buyer shall not be deemed Seller's agent in connection with said exchange. Seller and Buyer further acknowledge that all agreements in connection with performing the Exchange shall be prepared at Seller's expense by Seller's counsel.

     (d) Seller shall have the right to transfer its interests under the Agreement to a qualified intermediary (the "Intermediary") in accordance with the provisions of Section 1031 of the Code and the Treasury Regulations thereunder, and, as a result of that transfer, the Intermediary will acquire an equitable interest in the title to the Property. At the request of Seller, Buyer agrees, within five (5) days after request, to enter into an Assignment Agreement in the form attached as Exhibit H.

                          ARTICLE 19.  MISCELLANEOUS
                                       -------------
     Section 19.1.  Entire Agreement.
                    ----------------

     This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior written or oral understandings of the parties, all of which are merged herein.

     Section 19.2.  All Amendments in Writing.
                    -------------------------

     This Agreement may not be modified or changed in any respect except in the event of a written amendment executed by both parties.

     Section 19.3.  Invalidity.
                    ----------

     If any of the terms or conditions of this Agreement are determined to be invalid, void or illegal, such determination shall in no way affect or invalidate any of the other provisions of this Agreement.

     Section 19.4.  Counterparts.
                    -------------

     This Agreement may be signed in counterparts and each such counterpart shall be deemed to be an original. Any signature, witness's signature, or both, appearing on a counterpart of this Agreement shall be deemed to appear on all other counterparts of this Agreement. This Agreement shall only be and become effective upon its unconditional delivery by and between the parties hereto.

     Section 19.5.  Origination Of Document
                    -----------------------

     This Agreement has been negotiated by Seller and Buyer, and this Agreement, together with all of the terms and provisions hereof, shall not be deemed to have been prepared by either Seller or Buyer, but by both equally.

                             ARTICLE 20.  NOTICES
                                          -------

     Section 20.1.  Notices.
                    -------

     Except as otherwise specified herein, all notices, demands, requests, consents, approvals and other communications (collectively, "Notices") required or permitted to be given hereunder must be in writing, and must be given or made by personal delivery, overnight delivery service or by mailing the same by certified, registered or express mail, or express delivery service, postage prepaid, return receipt requested, addressed to the party to be so notified, as follows:

If to Seller:         LUCENT TECHNOLOGIES INC.
                      475 South Street
                      Morristown, New Jersey  07962
                      Attn: District Manager, U.S. Transactions
                      Telecopy Number: 973-606-3078
with a copy
to:                   LUCENT TECHNOLOGIES INC.
                      475 South Street
                      Morristown, New Jersey  07962
                      Attn: Corporate Counsel, Real Estate
                      Telecopy Number: 973-606-3336

                      LUCENT TECHNOLOGIES INC.
                      2400 SW 145/th/ Avenue, Room IS021
                      Miramar, Florida  33027
                      Attn: Transaction Manager
                      Telecopy Number: 954-885-3855

If to Buyer:          WELLS OPERATING PARTNERSHIP, L.P.
                      6200 The Corners Parkway
                      Suite 250
                      Atlanta, Georgia 30082
                      Attn: Mr. Michael Berndt
                      Telecopy Number: 770-200-8199

with a copy
to:                   Maureen Theresa Callahan, Esq.
                      Troutman Sanders LLP
                      600 Peachtree Street, NE
                      Suite 5200
                      Atlanta, Georgia 30308-2216
                      Telecopy Number: 404-962-6520.

     Any Notice shall be deemed given on receipt or three (3) Business Days after the mailing thereof, whichever occurs first. Either party may change the addresses for Notices to such party by mailing a Notice. Notices may be given by the attorneys for the parties.

     IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the date first above written.

                                  SELLER:

WITNESS:                          LUCENT TECHNOLOGIES INC.,
                                  a Delaware corporation


__________________________        By: /s/ Timothy Webb
                                     -------------------------------------------
                                  Name:  Timothy Webb
                                  Title: Director, Asset Management
                                  Date of Execution: September __, 2001


                                  BUYER:
WITNESS:
                                  WELLS OPERATING PARTNERSHIP, L.P.,
                                  a Delaware limited partnership



/s/ Brent E. Jenkins              By:  Wells Real Estate Investment Trust, Inc.,
--------------------------             a Maryland corporation, general partner
Brent E. Jenkins
Senior Manager, Global Real            By:    /s/ Douglas P. Williams
Estate Transactions                       -----------------------------------
                                       Name:  Douglas P. Williams
                                            ---------------------------------
                                       Title: Executive Vice President
                                             --------------------------------

                               Date of Execution: September 19, 2001

                                   EXHIBIT A
                                   ---------

                                   The Land
                                   --------

     Those certain lots of land in Cary, Wake County, North Carolina known as Lot-B-I and Lot-1-B-II as shown plat of survey entitled "Subdivision Map:
LUCENT TECHNOLOGIES Lot 1-B Triangle Medical & Surgical Associates, LLC dated 02-23-99 prepared by Sullivan Surveying recorded in Book of Maps 1999, Page 1059, Wake County, North Carolina Registry.

     The above description shall be revised at or before Closing in accordance with a recombination plat changing the property line between the above lots to be recorded at or before Closing.